EXHIBIT 10.30

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Loan Agreement

Anapass, Inc. (Korean corporation. “Lender”) and GCT Research, Inc. (Korean corporation. “Borrower”) are executing the loan agreement as follows.

Article 1 (Purpose)

The purpose of this agreement is to lend operating funds from Lender to Borrower in order to provide short term funds for operating expenditure of Borrower.

Article 2 (Contractor)

1.
Lender: Anapass, Inc.
2.
Borrower: GCT Research, Inc.

Article 3 (Loan conditions)

1.
Loan principal: KRW4,500,000,000
2.
Interest rate: 6.5% per annum
3.
Interest payment: Interest is calculated and paid on the 25th of each month after the loan execution date (including the loan execution date).
4.
Loan execution date: March 21, 2025
5.
Maturity date: 12 months from the date of loan
6.
Early repayment: Early repayment before the maturity date is possible at the option of Borrower. In case of early repayment, the entire principal and unpaid interest will be repaid.

Article 4 (Loan execution)

1.
Upon the parties signing this loan agreement, the Lender is required to transfer the loan principal amount of KRW4,500,000,000 to the Borrower account.
2.
Borrower bank account number: [***].
3.
Lender shall bear the remittance fee.

Article 5 (Repayment)

1.
Repayment of the loan must be made in Korean Won.
2.
Repayment funds are covered in the order of accrued interest and principal.

3.
If Borrower falls under any of the following, the loan must be repaid immediately at the time the relevant event occurs before the maturity date.

1) Insolvency

2) Apply for bankruptcy

3) Bond preservation

4) Court management

Article 6 (Effectiveness of agreement)

This contract is effective from the date of signature and seal by both parties.

Article 7 (Resolution of Disputes)

Matters not specified in this agreement shall be subject to relevant laws and customs, and if a dispute arises in connection with this contract, the competent court shall be the court with jurisdiction over the location of Lender.

This contract is made in duplicate, with Lender and Borrower each signing and stamping one copy and keeping one copy.

March 21, 2025

Lender: Anapass, Inc.

By:	/s/ Kyeongho Lee

Name: Kyeongho Lee

Title: President and Representative Director

Borrower: GCT Research, Inc.

Address: 11F., Specialty Construction Center, 15, Boramae-ro 5-gil, Dongjak Gu, Seoul 07071, Korea

By:	/s/ Jeongmin Kim

Name: Jeongmin Kim

Title: President and Representative Director